Exhibit 10.147

/s/ John Patton

/s/ Samuel C. Montgomery /s/ Samuel C. Montgomery

# LOAN AGREEMENT

THIS LOAN AGREEMENT ("**Agreement**") is made and entered into as of this 3rd day of December, 2021, by and among **ACCESS POINT FINANCIAL, LLC,** a Delaware limited liability company ("**Lender**"), **LF3 NORTHBROOK, LLC f/k/a APF Northbrook, LLC,** a Illinois limited liability company ("**LF3**") and **LF3 NORTHBROOK TRS, LLC,** a Delaware limited liability company ("**TRS**"), whose principal place of business is located at 1635 43rd Street South, Suite 205, Fargo, ND 58103 (LF3 and TRS hereinafter collectively referred to as the "**Borrower**").

## RECITALS

Borrower has applied to Lender for a loan to purchase a certain property located in Cook County, Illinois (the "**Property**") and legally described in Exhibit "A" attached hereto and made a part hereof. Lender has agreed to make such loan on certain terms and conditions, all of which have been accepted by Borrower. Lender and Borrower are entering into this Agreement to set forth more fully the terms and conditions of the loan transaction.

## AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, and the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

1. LOAN AMOUNT AND PURPOSE.

(a) Subject to the terms and conditions of this Agreement, and provided no Event of Default (hereafter defined) has occurred, Lender agrees to lend to Borrower the principal amount not to exceed $6,450,000.00 (the "**Loan**"). The Loan may be disbursed in one or more advances, but each such disbursement shall reduce Lender's loan commitment hereunder, and any sums advanced hereunder may not be repaid and then re-borrowed. Notwithstanding the foregoing, all advances of the Loan now or at any time hereafter made by Lender to Borrower under this Agreement shall constitute one loan secured by Lender's security interest in the Collateral (hereafter defined).

(b) The Loan shall be used by Borrower to purchase the "Property" and all existing furniture, fixtures, and equipment therein used in connection with the refurbishing or operations of the Property (hereafter defined) and to pay for such closing costs incidental to the Loan as Lender may approve.

(c) A fee in the amount of $74,000 (the "**Commitment Fee**") and a fee in the amount of $55,000 (the "**PIP Loan Fee**") shall be due and payable by Borrower, and shall be deemed fully earned by Lender, on the date of this Agreement (the "**Closing Date**"). Neither the Commitment Fee nor the PIP Loan Fee shall be subject to refund or rebate under any circumstance whatsoever, including, without limitation, prepayment of the Loan. The Commitment Fee and the PIP Loan Fee are intended to compensate Lender for the costs associated with the origination, structuring, processing, approving, and closing of the transaction contemplated by this Loan Agreement, including, but not limited to, administrative and general

overhead, but not including any out-of-pocket or other expenses for which Borrower has agreed to reimburse Lender pursuant to any other provisions of this Loan Agreement or any of the Loan Documents. The Commitment Fee and the PIP Loan Fee shall be in addition to any other fees or charges payable by Borrower or any other Person under this Loan Agreement or any other Loan Document.

2. RESERVE ACCOUNTS.

(a) Borrower shall pay to Lender on each Regular Payment Date an amount equal to (A) from the Regular Payment Date immediately after the Closing Date to the thirty sixth Regular Payment Date following the Closing Date two percent (2%) of the Gross Revenues (as defined below), (B) from the thirty sixth Regular Payment Date immediately following the Closing Date and thereafter to the t forty eighth Regular Payment Date, three percent (3%) of Gross Revenues, and (C) from the forty eight Regular Payment Date immediately following the Closing Date to the sixtieth , four percent (4%) of Gross Revenues and (D) from the sixtieth Regular Payment and thereafter five percent (5%) of Gorss Revenues. The payments required under this Section 2(a) shall be deposited into a controlled account (the "**FF&E Reserve Account**") account acceptable to Lender through monthly deposits during the term of the Loan according to the terms and conditions of the (referred to in this Agreement as the "**FF&E Reserves**"). The FF&E Reserves shall be pledged to Lender as additional collateral for the Loan. Provided that there is no existing Event of Default and no event which, with the giving of notice, the passage of time or both, could constitute an Event of Default, the FF&E Reserves may be used by Borrower for reimbursement of repair or replacement of any items that would normally qualify as long-term capital improvements in a normal GAAP accounting method ("**Capital Improvements**"). No funds will be disbursed from the FF&E Reserve Account for normal repair and maintenance items. The Borrower shall have the ability to draw upon the account for qualified items until the balance of the FF&E Reserve Account reaches a zero balance. During the continuance of an Event of Default, Lender may, but shall not be obligated to, apply the balance of the FF&E Reserve Account to the outstanding balance of the Loan in such order as Lender may determine in its sole discretion.

(b) Simultaneously upon the closing of the Loan, Borrower shall deposit Four Hundred Fifty-One Thousand Five Hundred and No/100 Dollars ($451,500.00) into a reserve account with Servicer (the "**Reserve Account**"). Monthly payments of Debt Service (as defined below) will be funded from cash flow from the hotel located on the Property provided however if said cash flow is inadequate to pay the monthly installments of Debt Service, Borrower may request that Lender fund the shortfall from the Reserve Account. Lender will approve or disapprove Borrower's request in its sole and absolute discretion. Borrower acknowledges and agrees that Lender shall have no obligation to disburse funds from the Reserve Account if there is an existing Event of Default or if there is any state of facts in existence which constitute or, with notice or passage of time or both would constitute an Event of Default under this Agreement or any of the Loan Documents. For clarification, the existence of the Reserve Account shall not relieve Borrower from its obligation to make all payments under the Note as and when due and payable and, if Lender disapproves the use of the funds in the Reserve Account to pay Debt Service because there is an existing Event of Default or a state of facts in existence which constitute or, with notice or passage of time or both would constitute an Event of Default under this Loan Agreement or any of the Loan Documents, or if there are insufficient funds in the Reserve Account to make any such payment, Borrower shall remain responsible for and shall make all payments under the Note as and when due and payable. Borrower hereby pledges, transfers, assigns and sets over to Lender, and grants to Lender a continuing first priority security interest in and to,

the Reserve Account and all funds therein from time to time, and all profits and proceeds thereof as security for full payment of the Loan and timely performance of Borrower's obligations under the Loan Documents. Borrower agrees to execute, acknowledge, deliver, file or do, at its sole expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to perfect the foregoing security interest, pledge and assignment or otherwise to fully effectuate the rights granted to Lender by this Section 2(b). In addition to all other rights and remedies provided for herein or otherwise available at law or in equity, Lender shall have all rights of a secured party under Article 9 of the UCC with respect to the Reserve Account and the funds therein.

The funds remaining on deposit in the Reserve Account at the time Borrower demonstrates to Lender's satisfaction that the Property is generating a minimum Debt Service Coverage Ratio of 1.25:1.00 based on the trailing 12-month period utilizing a twenty-five (25) year amortization will be released to Borrower.

As referenced in this Agreement, the following terms have the following meanings:

"**Cash Flow**" means for any period an amount equal to (a) the sum of (i) pre-tax income, (ii) interest expense, (iii) all non-cash amounts in respect of depreciation and amortization, (iv) expenses that are non-recurring in nature as deemed acceptable to Lender in Lender's sole and absolute discretion (v) extraordinary management fees as deemed acceptable to Lender in Lender's sole and absolute discretion and (vi) all capital or operating leases ground rent (when applicable) or rent expense less (b) all income that is non-recurring in nature all as reflected on the Maker's financial statement.

"**Debt Service**" means all of the (i) interest and (ii) current portion of principal due under the Note.

"**Debt Service Coverage Ratio**" means for the trailing twelve 12) months the ratio of (a) Cash Flow for such period to (b) Debt Service for such period.

(c) To provide Borrower with financing to perform the PIP (as defined below), Lender agrees to lend to Borrower a principal amount not to exceed $2,750,000.00 (the "**PIP Project Loan Proceeds**") on the terms and conditions of Schedule 2(c) attached to this Agreement and incorporated herein by this reference. PIP Project Loan Proceeds shall be disbursed as provided in Schedule 2(c) and only for the payment of Approved Capital Expenditures (as defined in Schedule 2(c)).

3. TERMS AND CONDITIONS. The Loan is subject to the following terms and conditions:

a. The granting of the Loan assumes there will be no other third-party debt as of the date of this Agreement. Borrower, during the term of this Loan, agrees not to further encumber the Property or any personal property (furniture, fixtures, equipment, etc.) to be placed on or affixed to the Property with any security interest for the benefit of any other party.

b. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges and agrees any and all management fees shall be subordinate to the Loan.

c. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges the Loan is subject to receipt by Lender of the fully executed Franchise Agreement, Comfort Letter and Property Improvement Plan ("**PIP**") between Borrower and Marriott International, Inc. (the "**Franchisor**"). Lender hereby consents to all work to the Property to be done in accordance with the PIP.

d. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges and agrees that Lender may communicate with the Franchisor for any reason whatsoever at Lender's sole discretion.

e. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges and agrees the Loan is subject to receipt and review of final sources/uses to include final detailed budget for the PIP.

f. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges and agrees to pay all reasonable fees and expenses related to the Loan including, without limitation, the reasonable fees and disbursements of Lender's counsel (including Lender's local counsel in the jurisdiction where the Property is located, if any), the travel expenses of Lender's personnel related to the Loan, site inspection, appraisal fees (if needed), underwriting fees, credit reports, STR reports (if ordered), the cost of title searches and title insurance premiums where applicable, filing and recording charges, and any other applicable fees incurred related to the Loan. To the extent incurred, such expenses shall be paid by Borrower (whether or not the Loan closes) at closing or, if the Loan does not close, within ten (10) business days after Lender's billing therefor. For any post-closing matters requested by Borrower requiring legal review (as determined in Lender's sole judgment), Borrower will promptly pay Lender's attorney fees and any other fees required by Lender arising out of the review and consideration of the document or matter. All amounts payable by Borrower hereunder shall be subject to a late fee and interest.

g. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges and agrees Lender, subject to applicable rules and regulations of the State in which the Property is located, shall have the right to contract insurance for the Property with an insurance agent and company of Lender's choice, provided (i) the company or companies as well as the coverage meet all of Borrower's contractual requirements under its franchise agreement and the loan documents required by Lender, and (ii) the cost basis of the insurance is competitive with other policies to be obtained by Borrower independently. Lender shall have the sole and exclusive right to approve policies of insurance produced by the Borrower, which determination shall be conditioned upon Lender's determination that such policy coverage is superior to the policy coverage and premiums produced by the Lender. All premiums for insurance contracted by Lender shall be sole responsibility of Borrower and shall be paid to Lender (or the applicable insurance company) according to the terms of the policy. Notwithstanding anything to the contrary in the forgoing, Borrower shall strictly comply in all respects with Lender's standard insurance requirements in connection with the property/casualty, liability and other insurance coverage required by Lender.

h. As a condition of Lender making the Loan to Borrower, Borrower herein acknowledges and agrees that it shall within five (5) business days following the date of this Agreement establish an account ("**Clearing Account**") with Wells Fargo Bank, National Association ("**Clearing Bank**"), which for security interest purposes, is under the sole dominion

and control of Lender. (i) All proceeds from the operation of the hotel on the Property will be deposited in the Clearing Account during the Loan Term and (ii) Borrower shall immediately notify each credit card clearing bank and each major credit card company and its clearing bank to remit all amounts due with respect to the Property directly to the Clearing Account. Following (a) repeated failure by Borrower to perform its obligations under this Agreement or the Loan Documents following written notice from Lender, or (b) an Event of Default hereunder, or (c) the Reserve Account established under Section 2(b) of this Agreement is exhausted, and Borrower fails to demonstrate to Lender's satisfaction that the Property is generating a 1.0 x DSCR (calculation includes the subordination of management fees) in any trailing 12-month period (based on the actual debt service paid in the trailing 12-month period), then thereafter (the "**Cash Management Period**"), (i) the transfers to Borrower from the Clearing Account shall case, and (ii) Borrower will promptly establish a new deposit account whereby all funds deposited into the Clearing Account shall be transferred on a weekly and once a month basis, without duplication, ("**Cash Management Account**") with Wells Fargo Bank, National Association ("**Cash Management Bank**"), where such account for security interest purposes, is under the sole dominion and control of Lender. All funds in the Cash Management Account shall be disbursed to the Lender on each payment date to fund the following items: (a) the monthly required real estate tax, insurance and ground lease rental payments; (b) debt service on the Loan (and any other amounts due to Lender in accordance with the terms of the Loan Documents); (c) the required monthly payment into the reserves established under the terms of this Agreement; and (d) operating and management expenses of the Property in accordance with a budget submitted by the Borrower (which shall be disbursed to Borrower in accordance with procedures set forth in the Loan Documents) (collectively "**Monthly Required Payments**"). During a Cash Management Period, any funds remaining in the Cash Management Account after payment of the Monthly Required Payments (other than if an Event of Default is continuing, in which case Lender may apply such funds in its sole discretion) shall be held in a Lender controlled cash collateral reserve account ("**Cash Collateral Reserve**") as additional cash collateral for the Loan. Upon the cessation of a Cash Management Period and provided no Cash Management Period is continuing, all funds remaining in the Cash Collateral Reserve shall be disbursed to Borrower. When the Borrower can demonstrate to Lender's satisfaction that the events that triggered the Cash Management Period have been cured Lender may terminate the Cash Management Period.

4. PAYMENT TERMS. The Loan shall be evidenced by that certain Promissory Note in the original principal amount of $6,450,000.00 executed by Borrower to the order of Lender (the "**Note**"), providing for the payment of principal, together with interest thereon and a late charge for delinquent payments at the rate(s) set forth therein, in such installments, at such times and according to such further terms as set forth in the Note. (For purposes hereof, the "Note" shall include any extensions, renewals, modifications or replacements thereof.)

5. LOAN DOCUMENTS AND COLLATERAL LOAN DOCUMENTS. In addition to this Agreement and the Note, Borrower shall grant, execute and deliver to Lender, or cause to be granted, executed and delivered to Lender, as the case may be, all of the documents requested by Lender, including without limitation that certain Leasehold Mortgage and Security Agreement dated as of even date herewith executed by Borrower to and for the benefit of Lender (the "**Mortgage**"), all of which shall be in form and substance acceptable to Lender and its counsel. Such Loan Documents along with the Note and this Agreement are referred to herein together as the "**Loan Documents**."

6. CONDITIONS TO LOAN ADVANCES. At the time of the making of each advance of the Loan by Lender to Borrower under this Agreement, the following conditions shall have been fulfilled to Lender's satisfaction:

(a) All conditions and requirements of this Agreement shall have been provided and satisfied in form and substance satisfactory to Lender;

(b) The Loan Documents shall have been duly executed and delivered by all required parties thereto and in form and substance satisfactory to Lender;

(c) Lender shall have received and approved a Draw Request in a form acceptable to Lender;

(d) Borrower shall have executed and delivered to Lender any and all instruments, agreements and documents required by Lender in connection with such Draw Request.

(e) Borrower shall have delivered to Lender the insurance certificates required by the Mortgage;

(f) No Event of Default shall exist hereunder or under any of the other Loan Documents nor shall any event or condition exist which, with the giving of notice where applicable or the expiration of applicable grace or cure periods, or both, would constitute such an Event of Default;

(g) All representations and warranties by Borrower and/or any guarantor of the Loan ("**Guarantor**" and sometimes referred to with Borrower as "**Credit Parties**") in the Loan Documents, as well as in any other notice, material or document provided by a Credit Party to Lender shall be true and correct in all material respects with the same effect as if such representations and warranties had been made on and as of the date of such advance;

(h) Since the date of the most recent annual financial statements for any Credit Party delivered to Lender, no material adverse change shall have occurred in the financial condition of any Credit Party; and

(i) Each and all of the covenants set forth in this Agreement shall have been performed and complied with in all material respects to the extent required by Lender in connection with such advance.

7. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender, which shall be true, complete and correct as of the date hereof and upon each advance of the Loan:

(a) Authority. Borrower has full power, authority and legal right to execute this Agreement, to own (or Lease) the Property, to borrow the Loan and grant to Lender the security interest hereby contemplated, and to perform all of Borrower's obligations under this Agreement and the other Loan Documents

(b) Legal Status and Authority. Borrower (i) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (ii) is duly qualified to transact business and is in good standing in the state where the Property is located; and (iii) has all necessary approvals (governmental and otherwise) to carry out its business as now conducted and proposed to be conducted.

(c) Validity of Documents. Borrower's execution, delivery and performance of this Agreement and the other Loan Documents (i) are within Borrower's power and authority; (ii) have been duly authorized by all requisite organizational action; (iii) have received all necessary approvals and consents (organizations, governmental or otherwise); (iv) will not violate, conflict with, result in a breach of, nor constitute a default under any provision of law (including, without limitation, any usury law), any order or judgment of any court or governmental authority, Borrower's organizational documents or any indenture, contract or other agreement to which Borrower is a party or by which Borrower or any of Borrower's assets (including the Property) may be bound or affected; and (v) will not require any authorization or license from, or any filing with, any governmental or other body (except for recording or filing of the Loan Documents relating to the security interest created thereby).

(b) Authorized Signer. The person signing this Agreement and the other Loan Documents on Borrower's behalf has been validly authorized and directed to sign such documents. This Agreement and the other Loan Documents, when executed by or on behalf of Borrower, shall be the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent enforcement of the remedies hereunder may be limited under applicable bankruptcy and insolvency laws.

(c) Litigation. No action, suit or proceeding, judicial, administrative or otherwise (including any condemnation of the Property or similar proceeding) currently is pending or, to Borrower's knowledge, threatened or contemplated against Borrower, the Property, or any Guarantor, that (i) has not been disclosed in writing to Lender, and (ii) will have (singularly or in the aggregate) a material, adverse effect on the ability of Borrower or of any Guarantor to perform its obligations to Lender under this Agreement, any of the other Loan Documents or the guaranty, as applicable.

(d) Financial Condition. All financial statements and information relating to Borrower and to each Guarantor which have been delivered to Lender in connection with the Loan are true and correct, fairly represent the financial condition or results of operations of Borrower or such Guarantor as of the date(s) or period(s) set forth therein and have been prepared in accordance with commercially reasonable accounting principles consistently applied. No material adverse change in the condition (financial or otherwise) of Borrower or any Guarantor has occurred since the date(s) of such financial statements. No bankruptcy, reorganization, insolvency or similar proceedings under any state or federal law have been initiated by or against Borrower or any such Guarantor. The granting of the security interest contemplated hereby does not constitute a fraudulent conveyance.

(g) Place of Business. Borrower's principal place of business is located at the address stated in the first paragraph of this Agreement. Borrower does not use any trade, assumed or fictitious name. The Property will at all times be used for commercial or business purposes and will be located at 1110 Willow Road, Northbrook, IL 60062 ("**Property**").

(h) Condition of the Property. The Property currently is in compliance with all applicable laws, regulations, ordinances, directives and orders of each governmental agency having jurisdiction thereof.

(i) Disclosure. To the best of Borrower's knowledge, Borrower has not failed to disclose any material fact that could cause any representation or warranty made herein to be false or materially misleading.

8. BORROWER COVENANTS. In addition to the covenants set forth in other sections of this Agreement or in the other Loan Documents, Borrower agrees to comply with the following covenants so long as this Agreement is in effect:

(a) Change in Organization Documents. Borrower shall promptly notify Lender of any changes in the organizational documents of Borrower or any other Credit Party; provided, however, that no changes shall be made which would affect such Credit Party's ability to perform any of its obligations under the Loan Documents, without in each case obtaining Lender's prior written consent. Within 90 days post-closing, Borrower shall undergo a conversion from LF3 Northbrook, LLC formerly known as APF-Northbrook, LLC to an Illinois limited liability company to LF3 Northbrook, LLC a Delaware limited liability company.

(b) Change of Borrower's Principal Place of Business. Borrower shall give Lender not less than 30 days' prior written notice of any change in Borrower's principal place of business or primary residence if Borrower is an individual.

(c) No Additional Indebtedness. Borrower shall not, without Lender's prior written consent, incur additional indebtedness (secured or unsecured), except for trade payables in Borrower's ordinary course of business.

(d) Costs of Enforcement. Borrower shall pay, on demand by Lender all reasonable fees and disbursements for legal counsel (whether of retained firms or of in-house staff) incurred by Lender in connection with (i) protecting its interest in the Property or (ii) in collecting any amount payable hereunder (including recovery of amount under subsection (I) above) or (iii) in enforcing its rights hereunder with respect to the Property, whether or not any legal proceeding is commenced hereunder and whether or not any default or Event of Default shall have occurred and is continuing. All such amounts shall accrue interest at the Default Rate provided in the Note if not paid in full within 5 days of Lender's written demand therefor, which interest shall accrue from the date demanded by Lender until paid in full by Borrower.

(e) Ground Sub-Sublease. Borrower shall at all times fully perform observe and comply with, or cause to be complied with, all terms, covenants and conditions of the Lease Agreement dated on or about December 3, 2021 between LF3 as Landlord and TRS as Tenant (the "**Ground Sub-Sublease**") that are to be performed, observed or complied with by Borrower. Borrower will not surrender, terminate, cancel, or assign the Ground Sub-Sublease without Lender's prior written consent, nor will Borrower modify or amend the Ground Sub-Sublease without Lender's prior written consent.

9. GENERAL INDEMNITY. Borrower agrees to indemnify, defend (at Lender's option and with counsel approved by Lender) and hold harmless Lender, on an after-tax basis,

against and from all losses, damages (including punitive damages), injuries to persons or property (including death), claims (including claims for strict liability, negligence or other tort), demands and expenses (including reasonable fees and expenses for legal counsel), of any kind or nature (collectively, "**Claims**"), imposed on, incurred by or asserted against Lender in any way relating to or arising out of the execution, delivery or performance of this Agreement or the other Loan Documents or arising out of or relating to any injury to persons or property resulting from or based upon the Property; provided, however, that this indemnity shall not extend to any of the foregoing caused by the willful misconduct or gross negligence of Lender. All amounts payable by Borrower pursuant to this section shall be payable on demand by Lender, shall accrue interest at the rate then prevailing under the Note and shall be secured by the lien and security interest granted hereby. The obligations of Borrower under this section shall survive the expiration or other termination of this Agreement.

10. EVENTS OF DEFAULT. The term "**Event of Default**", whenever used herein, shall mean the occurrence of any of the following events:

(a) If an Event of Default as defined in the Note or any of the Other Loan Documents shall have occurred; or

(b) If any representation or warranty of Borrower or any Guarantor, or any member, general partner, principal or beneficial owner in or of any of the foregoing, made herein or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender in connection herewith or in connection with any request for Lender's consent or approval, shall have been false or misleading in any material respect when made; or

(c) If Borrower or any Guarantor shall make an assignment for the benefit of creditors or shall generally not be paying its debts as they become due; or

(d) If Borrower is adjudged insolvent or becomes a debtor in any voluntary or involuntary bankruptcy or other proceeding under any existing or future law of any jurisdiction, domestic or foreign, seeking relief with respect to it or its debts; provided that in the case of any such proceeding commenced against Borrower an Event of Default shall not be deemed to have occurred if such proceeding is dismissed or discharged as to Borrower within 60 days from the filing thereof; or

(e) If any default occurs under any guaranty executed in connection with the Loan and such default continues after applicable notice and the expiration of applicable grace or cure periods, if any, or if any Guarantor repudiates or terminates such guaranty; or

(f) If any Guarantor is adjudged insolvent or becomes a debtor in any voluntary or involuntary bankruptcy or other proceeding under any existing or future law of any jurisdiction, domestic or foreign, seeking relief with respect to it or its debts; provided that in the case of any such proceeding commenced against any Guarantor an Event of Default shall not be deemed to have occurred if (i) such proceeding is dismissed or discharged as to such Guarantor within 60 days from the filing thereof; or (ii) Lender is provided with a substitute guarantor or alternative collateral satisfactory to Lender in its sole discretion within 90 days; or

(g) If any Guarantor becomes deceased an Event of Default shall not be deemed to have occurred if Lender is provided with a substitute guarantor or alternative collateral satisfactory to Lender in its sole, reasonable discretion within 90 days; or

(h) Any judgment for monetary damages is entered against Borrower or any Guarantor which, in Lender's sole, reasonable judgment, has a material, adverse effect on the ability of Borrower or of such Guarantor to perform its obligations to Lender under any of the Loan Documents or is not covered to Lender's satisfaction by collectible insurance proceeds unless with respect to such Guarantor Lender is provided with a substitute guarantor or alternative collateral satisfactory to Lender in its sole discretion within 90 days;

(i) Borrower shall default in the performance of any other obligation or agreement with Lender for money borrowed or equipment leased, which continues following applicable notice and the expiration of applicable grace or cure periods, if any;

(j) Failure of Borrower to maintain a Sheraton branded hotel throughout the term of the Loan, however, any brand choice shall require Lender's written consent, which consent shall not be unreasonably withheld, as long as the replacement brand is equal to or superior to a Marriott as determined by Lender in good faith; or

(k) Termination of the Ground Sub-Sublease or any paramount ground sublease or ground lease encumbering the fee interest of the Property, provided that any termination of a ground lease between the fee owner, and the master or sub tenant, that does not affect (i) Borrower's operation of the Property, and (ii) the attachment and priority of the Mortgage, shall not be considered a default.

11. REMEDIES.

(a) Upon the occurrence of an Event of Default, Lender may, at its option, without notice or demand of any kind, and in addition to any and all other rights available to Lender under applicable law, exercise any one or more of the following remedies, as Lender, in its sole discretion, shall elect:

i. Declare the entire unpaid balance of the Loan immediately due payable;

ii. Cease making any further disbursements or advances hereunder and terminate any further obligation to do so;

iii. Proceed by appropriate court action, either at law or in equity, to enforce performance by Borrower of its obligations under this Agreement or to recover damages for the breach thereof;

(b) All sums collected by Lender may be applied by Lender to the payment of Borrower's obligations hereunder in such priority and proportions as Lender, in its sole discretion, shall deem proper.

(c) Upon the occurrence of any Event of Default, Lender also may, but without any obligation to do so and without notice to or demand on Borrower, notify Borrower's franchisor of the Event of Default and Lender's proposed remedies.

(d) No remedy referred to herein is intended to be exclusive, but each, except to the extent otherwise expressly provided herein, shall be cumulative and in addition to any other remedy referred to above or in the other Loan Documents or otherwise available to Lender at law or in equity.

12. ASSIGNMENT OF LENDER'S INTEREST.

(a) Lender, and each successor to Lender's interest, has the right, in its sole discretion, to transfer, sell, pledge, assign or otherwise encumber or dispose of its interest in the Loan and/or servicing rights with respect thereto, to grant participations herein, or to issue pass-through certificates or other securities ("**Securities**") evidencing a beneficial interest in a rated or unrated public offering or private placement of which the Loan will be made a part; provided, however, that for so long as Borrower is not in default hereunder, each such transfer shall be subject to Borrower's rights hereunder. Upon notification of any such transfer, Borrower agrees to make all payments required under the Note and this Agreement to the designated transferee without asserting any defense, setoff, recoupment, claim or counterclaim which Borrower may have against Lender.

(b) If Lender, or any successor to Lender's interest, determines to undertake any action contemplated by subsection (a) above, Borrower acknowledges that Lender may forward to each prospective purchaser, transferee, assignee, servicer, participant, investor or their respective successors (collectively, "**Investor**") or any agency rating the Securities, all documents and information which Lender now has or may hereafter acquire relating to the Loan (including personal financial statement of Borrower or any guarantor), as Lender determines necessary or desirable. Borrower's execution of this Agreement shall be deemed Borrower's written consent to Lender's furnishing of such information, but, if requested by Lender, Borrower agrees to confirm such consent to writing to Lender. Borrower further agrees to cooperate, and to cause each guarantor to cooperate with Lender in connection with any action contemplated under subsection (a) including, without limitation, executing any financing statements, continuation statements or other documents deemed necessary by such Lender or such transferee to create, perfect, protect or preserve the rights and interests to be acquired by it, meeting with any rating agency for due diligence purposes, and providing all information concerning the Property, the financial condition of Borrower, or the financial condition of any guarantor as Lender may request.

13. BORROWER ESTOPPEL CERTIFICATES. Upon Lender's request from time to time, Borrower agrees to execute and deliver to Lender (or to such party as Lender may designate from time to time) an estoppel certificate in form and substance satisfactory to Lender (or such other party designated by Lender). Borrower's failure to execute and deliver such estoppel certificate within 10 business days of Lender's written request therefor shall be deemed, at Lender's option, to be Borrower's conclusive statement of the facts set forth in such certificate.

14. USURY. The Loan is being made to the Borrower subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Loan or amounts due hereunder at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Agreement or the Note, Borrower is at any time required or obligated to pay interest on the Loan at a rate in excess of such maximum rate, the rate of interest under Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

15. NOTICES. All notices and other communications under this Agreement are to be in writing, addressed to the respective party to the address as set forth below such party's signature hereto, and shall be deemed to have been duly given (a) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (b) one business day after having been timely deposited for overnight delivery, fee prepaid, with any reputable overnight courier service, or (c) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested. Each party may establish a new address from time to time by written notice to the other given in accordance with this section; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent. Notice to additional parties designated by a party entitled to notice are for convenience only and are not required for notice to a party to be effective in accordance with this section.

16. MISCELLANEOUS.

(a) Entire Agreement Modification. This Agreement, together with the other Loan Documents, represents the entire agreement between Borrower and Lender with respect to the transaction contemplated thereby and supersede all prior discussions, representations, communications and agreements (oral and written) by and between Lender and Borrower with respect thereto. In the event of any conflict between the terms of the Loan Documents, the following order of priority shall be used to resolve such conflict: the Note shall control over this Agreement, and this Agreement shall control over all other Loan Documents. Neither the terms of this Agreement nor any of the other Loan Documents shall be waived, modified, supplemented or terminated in any manner whatsoever, except by a written instrument signed by the party against whom enforcement thereof is sought and then only to the extent expressly set forth in such writing. Time is of the essence of this Agreement.

(b) Binding Effect; Joint and Several Obligations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, and assigns, whether by voluntary

action of the parties or by operation of law. The foregoing shall not be construed, however, to permit assignments or transfers otherwise prohibited. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Agreement.

(c) Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed agreement even though all signatures do not appear on the same document.

(d) Waiver. Lender will not be deemed as a consequence of any act, delay, failure, omission or forbearance or for any other reason to have waived or be estopped from exercising any of its rights or remedies under this Agreement. No single or partial exercise by Lender of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any other right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion. No notice to or demand on Borrower in any instance will entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of Lender's rights to take any other or future action in any circumstances without notice or demand.

(e) Survival. All indemnities, representations and warranties contained in this Agreement shall survive the termination of this Agreement.

(f) Unenforceable Provisions. If any provision of this Agreement is found by competent judicial authority to be invalid or unenforceable, the other provisions of this Agreement that can be carried out without the invalid or unenforceable provision will not be affected, and such invalid or unenforceable provision will be ineffective only to the extent of such invalidity or unenforceability and shall be construed to the greatest extent possible to accomplish fairly the purposes and intentions of the parties hereto.

(g) Ambiguity; Headings and Construction of Certain Terms. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender by virtue of the fact that such document has originated with Lender as drafter. Borrower agrees that this Agreement shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of the parties hereto. Words used in this Agreement may be used interchangeably in singular or plural form, and any pronoun shall be deemed to cover all genders. Section headings are for convenience only and shall not be used in interpretation of this Agreement. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or other subdivision; and "section" refers to the entire section and not to any particular subsection, paragraph of other subdivision. Reference to days for performance shall mean calendar days unless business days are expressly indicated.

(h) Governing Law. Except to the extent that the laws of another jurisdiction may govern the perfection of any security interest or lien in the Property granted hereunder, this Agreement shall be construed in accordance with, and shall be governed by, the laws of the State of Georgia (without giving effect to its conflicts of law rules).

(i) Consent to Jurisdiction. Borrower and Lender agree and consent to the jurisdiction and venue of any state or federal court of the State of Georgia sitting in DeKalb County or Fulton County, including the Georgia State-Wide Business Court and the United States District Court of the Northern District of Georgia (the "**Business Court**") with respect to any legal action, proceeding, or dispute between them and hereby expressly waive any and all rights under applicable law or in equity to object to the jurisdiction and venue of said courts. Nothing herein shall, however, preclude or prevent Lender from bringing any one or more actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security provided for the obligations herein. Borrower further irrevocably consents to service of process by certified mail, return receipt requested, to Borrower at the address for Borrower last provided to Lender in accordance with the notice provision of this Agreement and agrees that, should Borrower fail to appear or answer to any summons, complaint or other process within thirty (30) days after the mailing thereof in accordance with the preceding sentence, Borrower shall be deemed in default and judgment may be entered in Lender's favor against Borrower for the amount demanded in said summons, complaint or other process.

(j) WAIVER OF JURY TRIAL. BORROWER, AS AN INDUCEMENT TO LENDER TO MAKE THE LOAN AND ENTER INTO THIS AGREEMENT, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT.

(k) BORROWER WAIVER OF NOTICE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO NOTICE OR HEARING PRIOR TO SEIZURE OR RECLAMATION OF ANY ITEM OF COLLATERAL WHETHER BY JUDICIAL PROCESS OR OTHERWISE.

(l) BORROWER'S WAIVER OF REDEMPTION. BORROWER HEREBY WAIVES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ALL RIGHTS OF REDEMPTION, STAY OR APPRAISAL WITH RESPECT TO THE PROPERTY (AND EACH PART THEREOF) WHICH BORROWER HAS OR MAY HAVE UNDER ANY APPLICABLE LAW NOW EXISTING OR HEREAFTER IN EFFECT.

(m) ADVERTISING. UPON WRITTEN APPROVAL BY BORROWER OF CONTENT AND FORMAT, LENDER IS AUTHORIZED TO STATE IN ADVERTISING OR OTHER PRESS RELEASES THE FACT THAT THE TYPE AND AMOUNT OF FINANCING CONTEMPLATED UNDER THIS LOAN AGREEMENT HAS BEEN PROVIDED FOR BORROWER BY LENDER.

(n) Loan Sale Cooperation. Lender shall have the right to sell all or any portion of the Loan and/or certificates, participations, securities, notes or other instruments evidencing whole or componentized interests therein through one or more public or private offerings (any of the foregoing, a "**Secondary Market Transaction**"). Lender shall have the unconditional right in connection with any Secondary Market Transaction to split, syndicate, bifurcate, componentize or otherwise modify the Loan to create two or more pari passu and/or senior junior portions (including, without limitation, mezzanine loan portions) and (b) that Borrower and Guarantor shall agree to enter into amendments to the Loan Documents, enter into such new agreements and/or indemnifications as may, in each case, be required in connection with any Secondary Market Transaction. No Secondary Market Transaction shall change the economics of the Loan or negatively impact the rights of the Borrower. Additionally, a Secondary Market Transaction will be at the sole cost of the Lender except Borrower shall pay the first $10,000 of its legal cost associated with a Secondary Market Transaction.

[Signatures appear on Next Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly signed and sealed, as of the day and year first above written, intending to be legally bound hereby.

**LENDER:**

**ACCESS POINT FINANCIAL, LLC,**
a Delaware limited liability company

By: /s/ John Patton
Name: JOHN PATTON
Title: CFO

Address for Lender:

Access Point Financial, LLC
One Ravinia Drive, 9th Floor
Atlanta, Georgia 30346
Attention: Justin Perry, Esq.

**BORROWER:**

**LF3 NORTHBROOK, LLC,**
an Illinois limited liability company

By: Lodging Fund REIT III, OP, LP,
a Delaware limited partnership,
its Sole Member

By: Lodging Fund REIT III, Inc.,
a Maryland corporation
Its General Partner

By:____________________(SEAL)
Name: Samuel C. Montgomery
Title: Chief Operating Officer

**LF3 NORTHBROOK TRS, LLC,**
a Delaware limited partnership

By: Lodging Fund REIT III TRS, INC.,
a Delaware corporation
its Sole Member

By: Lodging Fund REIT III OP, LP
a Delaware limited partnership
Its: Sole Shareholder

By: Lodging Fund REIT III, Inc.
a Maryland corporation
Its: General Partner

____________________
By: Samuel C. Montgomery
Its: Chief Operating Officer

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly signed and sealed, as of the day and year first above written, intending to be legally bound hereby.

**LENDER:**

**ACCESS POINT FINANCIAL, LLC**

By: ________________________
Name: ________________________
Title: ________________________

Address for Lender:

Access Point Financial, LLC
One Ravina Drive, 9th Floor
Atlanta, Georgia 30346
Attention: Justin Perry, Esq.

**BORROWER:**

**LF3 NORTHBROOK, LLC**
a Delaware limited liability company

By: Lodging Fund REIT III, OP, LP
a Delaware limited partnership
its Sole Member

By: Lodging Fund REIT III, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Samuel C. Montgomery (SEAL)
Name: Samuel C. Montgomery
Title: Chief Operating Officer

**LF3 NORTHBROOK TRS, LLC**
a Delaware limited partnership

By: Lodging Fund REIT III TRS, Inc.
a Delaware corporation,
its Sole Member

By: /s/ Samuel C. Montgomery (SEAL)
Name: Samuel C. Montgomery
Title: Chief Operating Officer

[Signatures Continue on Following Page]

**EXHIBIT "A"**

(Legal Description)

**PARCEL 1:**

SUB-LEASEHOLD ESTATE, AS LEASEHOLD ESTATE IS DEFINED IN PARAGRAPH 1 (C) OF THE ALTA FORM 13.0/13.1, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE AGREEMENT OF SUBLEASE, SAID AGREEMENT OF SUBLEASE AGREEMENT DATED JANUARY 24, 2007, HAVING A COMMENCEMENT DATE OF JANUARY 24, 2007 AND AN EXPIRATION DATE OF DECEMBER 31, 2127 IF ALL EXTENSION OPTIONS ARE EXERCISED, ORIGINALLY BY AND BETWEEN NORTHBROOK HOTEL GROUP L.P., AN ILLINOIS LIMITED PARTNERSHIP, AS SUBTENANT, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS SUBLANDLORD, ("LEASE AGREEMENT") (SAID SUBLANDLORD'S INTEREST IN THE LAND WAS CREATED BY THAT GROUND LEASE MEMORIALIZED BY THAT CERTAIN SHORT FORM AND MEMORANDUM OF GROUND LEASE RECORDED JULY 31, 2006 AS DOCUMENT NUMBER 0621218089, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, AS LESSOR, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS LESSEE, AND ASSIGNMENT AND ASSUMPTION OF AGREEMENT RECORDED NOVEMBER 24, 2010 AS DOCUMENT NUMBER 1032842097, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO WILLOW INVESTMENTS PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED MAY 22, 2014 AS DOCUMENT NUMBER 1414235203, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS
TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332,
ASSIGNOR, TO PARCEL SE-1B-2 LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE). THE AGREEMENT OF SUBLEASE IS MEMORIALIZED BY THAT CERTAIN MEMORANDUM OF AGREEMENT OF SUBLEASE RECORDED ON MAY 17, 2007 AS DOCUMENT NUMBER 0713739089; AND ASSIGNMENT OF AGREEMENT OF SUBLEASE RECORDED ON AUGUST 22, 2019 AS DOCUMENT NUMBER 1923415100, BY AND BETWEEN NORTHBROOK HOTEL GROUP, L.P., AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO BSPRT NORTHBROOK, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND MEMORANDUM OF SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED OCTOBER 15, 2019 AS DOCUMENT NUMBER 1928822159, BY AND BETWEEN WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNOR, TO PARM HOTEL MANAGEMENT NORTHBROOK LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE, IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, THE FOLLOWING DESCRIBED
PREMISES (EXCEPT THE BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND), TO-WIT:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST

QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING;

THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET. HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE;
THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS

OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST,
12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A POINT OF CURVATURE;

THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3 93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE;

THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST,
3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET;

THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST,
6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03
SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY;

THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD SEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

**PARCEL 2:**

BUILDING AND IMPROVEMENTS LOCATED ON THE REAL PROPERTY KNOWN AS 1110 WILLOW ROAD, NORTHBROOK, ILLINOIS 60062, BUT EXPRESSLY EXCLUDING ANY LAND UNDER OR NEAR THE BUILDING AND IMPROVEMENTS. THE BUILDING AND IMPROVEMENTS IS LOCATED ON THE FOLLOWING DESCRIBED TRACT OF LAND:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING;
THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND
NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET. HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND

CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A POINT OF CURVATURE;

THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY

ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3 93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE;

THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY

ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST,

3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST,

6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03

SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD SEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING

OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

A. PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED JANUARY 21, 2000 AND RECORDED APRIL 13, 2000 AS DOCUMENT NUMBER 00261797 FROM SOCIETY OF THE DIVINE WORD, AN ILLINOIS NOT-FOR-PROFIT CORPORATION AND AS AMENDED BY AMENDED AND RESTATED DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED SEPTEMBER 15, 2005 AND RECORDED SEPTEMBER 23, 2005 AS DOCUMENT NUMBER 0526639112, FOR THE PURPOSE OF ESTABLISHING CERTAIN EASEMENTS OVER, UNDER, UPON AND ALONG CERTAIN PORTIONS OF PARCEL SE-1.

## SCHEDULE 2 (C)

## HOTEL PROJECT RESERVE

This Schedule is made effective as of December 3, 2021 between Lender and Borrower. Notwithstanding anything to the contrary in the attached Loan Agreement (the "**Agreement**") or any other document evidencing, securing, modifying or governing the loan transaction contemplated in the Agreement or in connection therewith (collectively, the "**Transaction Documents**"), each provision of this Schedule shall govern and shall constitute the fully inclusive and exclusive agreement of Lender and Borrower regarding the subject matter addressed in this Schedule. This Schedule shall be deemed and construed to be incorporated into each and be a part of each of the Transaction Documents. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

## DEFINITIONS

"***Approved Capital Expenditures***" means costs and expenses incurred by Borrower in connection with the Hotel Project in accordance with the Hotel Project Budget or as may otherwise be approved by Lender from time to time, such approval not to be unreasonably withheld, conditioned or delayed.

"***Balancing Event***" means Lender shall have determined in its reasonable discretion that any amounts then held in the Hotel Capital Expenditure Reserve Account that are available to Borrower hereunder for the payment of all of (1) the work comprising the Hotel Project (including all Hard and Soft Costs related thereto) that has not been completed, plus (2) all Interest Costs and Carry Costs projected by Lender to be payable through the initial Maturity Date (as defined in the Note), is less than the amount actually necessary (as determined by Lender in its reasonable discretion) to pay for the cost of all such work comprising the Hotel Project (including all Hard and Soft Costs related thereto) that has not been completed through the date thereof, and all such Interest Costs and Carry Costs.

"***Carry Costs***" means each of the following: (a) taxes, ground lease and sublease and rents and other charges thereunder, condominium common or other charges (if applicable), (b) premiums for the insurance policies required by the Mortgage, (c) operating expenses incurred in connection with the customary operation of the Property, (d) fees payable pursuant to the Franchise Agreement and any fees payable pursuant to the Property management agreement.

"***Construction Consultant***" means any construction consultant engaged by Lender in its reasonable discretion, at Borrowers' expense, to assist Lender in connection with all or any portion of the Hotel Project.

"***Construction Contract***" means each Design Professional Agreement, each General Contractor Agreement, the Construction Management Agreement, and each material Trade Contract, in each case, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.

"***Construction Management Agreement***" means any construction management agreement between Borrower and a Construction Manager, as may be approved from time to time by Lender in its reasonable discretion.

"***Construction Manager***" means a construction manager approved by Lender in accordance with the terms and provisions of this Agreement in its reasonable discretion.

"***Design Professional***" means any architect, engineer, and/or other design professions engaged by (or on behalf of) Borrower with respect to the design and/or engineering of the Hotel Project.

"***Design Professional Agreement***" means any agreement between Borrower and any Design Professional, each as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.

"***Design Professional Consent***" means a consent agreement in form and content reasonably acceptable to Lender executed by any applicable Design Professional with respect to the related Design Professional Agreement.

"***Draw Schedule***" means the schedule of draws over the course of (but not to exceed) thirty (30) months on the Hotel Capital Expenditure Reserve Account Hotel Capital Expenditure Reserve Account as described on Schedule A attached hereto and made a part hereof (as the same may be modified from time to time with the consent of Lender, not to be unreasonably withheld, conditioned or delayed).

"***Entitlement Costs***" means the actual costs and expenses incurred by a Borrower in connection with obtaining the Hotel Project Permits for the Hotel Project, which costs and expenses are described in the Hotel Project Budget.

"***General Contractor***" means a general contractor with a valid contractor's license in the State where the applicable Property is located and that has been approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed.

"***General Contractor Agreement***" means any agreement between Borrower and a General Contractor for the completion of the applicable portion of the applicable Hotel Project in accordance with the applicable Plans and Specifications, in form and content acceptable in Lender's reasonable discretion, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.

"***General Contractor Consent***" means a consent agreement in form and content reasonably acceptable to Lender executed by each General Contractor with respect to such General Contractor's General Contractor Agreement.

"***Governmental Authority***" means any court, board, agency, commission, office, or authority of any nature whatsoever for any governmental or quasi-governmental unit (federal, state, county, district, municipal, city, or otherwise), whether now or hereafter in existence.

"***Hard Costs***" means, collectively, all costs and expenses set forth in the Hotel Project Budget which are denominated therein as "hard costs."

"***Hotel Capital Expenditure Reserve Account***" An account with Escrow Account Bank into which Borrower shall deposit, or cause to be deposited, the amounts contemplated in this Schedule hereof.

"***Hotel Project***" means the Completion of the work described on Schedule III attached hereto and made a part hereof (as the same may be modified from time to time with the consent of Lender, not to be unreasonably withheld, conditioned or delayed), all in accordance in all material respects with the applicable Plans and Specifications that have been submitted to and approved by Lender, the Hotel Project Budget, and all Legal Requirements.

"***Hotel Project Budget***" means the budgets of costs and expenses to be incurred in connection with the Completion by Borrower of the Hotel Project (including, without limitation, any Entitlement Costs) in the form approved by Lender in its sole discretion, as the same may be modified from time to time in accordance with this Agreement, provided that if the Deemed Approval Requirements set forth herein are fully satisfied in connection with Borrower's request for a change to the Hotel Project Budget, Lender's approval of such change shall be deemed given with respect to such matter.

"***Hotel Project Documents***" means, collectively, all Construction Contracts, the Plans and Specifications, the Hotel Project Budget, the Hotel Project Permits, the Hotel Project Schedule, as any of the foregoing may be amended, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.

"***Hotel Project Permits***" means, collectively, all authorizations, consents and approvals, licenses and permits given or issued by Governmental Authorities which are required for the completion of the applicable Hotel Project in accordance with all Legal Requirements and the Plans and Specifications (if applicable), and for the performance and observance of all obligations and agreements of Borrower contained herein or in the other Loan Documents relating to the completion of the Hotel Project, and the ownership, rental, operation, use, or occupancy of the Hotel Project, including, without limitation, building permits, environmental permits, the approval of owners' associations, architectural control committee, or other similar Persons, business licenses, zoning approvals and variances, liquor licenses, food and beverage service licenses, and licenses to conduct business, and all such other permits, licenses, and rights, as the same may be amended, replaced, supplemented, assigned or otherwise modified from time to time in accordance with the terms of this Agreement and applicable Legal Requirements.

"***Hotel Project Schedules***" means the schedules for the projected progress of the completion of the Hotel Project in form approved by Lender, as the same may be modified from time to time in accordance with the terms hereof.

"***Interest Costs***" means all unpaid interest due and payable on the outstanding principal balance of the Loan.

"***Legal Requirements***" means, as the case might be, any one or more of all present and future laws, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations, and requirements, even if unforeseen or extraordinary, of every duly constituted Governmental Authority (but excluding those which by their terms are not applicable to and do not impose any obligation on Borrower, any Guarantor or the Property), including, without limitation, the requirements and conditions of any Permits and all covenants, restrictions, and conditions now or hereafter of record that is reasonably likely to be applicable to Borrower or the Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair, or reconstruction of the Property, even if compliance therewith (i) necessitates structural changes or improvements or results in

interference with the use or enjoyment of the Property or (ii)requires Borrower to carry insurance other than as required by the provisions of this Agreement or any other Loan Document, or the Ground Sub-Sublease.

"***Plans and Specifications***" means each of the plans and specifications for the completion of the Hotel Project (including, without limitation, a description of the materials, equipment and fixtures necessary for the completion of such Hotel Project), and any other plans and specifications for the completion of the Hotel Project prepared or to be prepared by (or on behalf of) Borrower after the Closing Date, including any other architectural, structural, foundation and elevator plans and specifications prepared by a Design Professional and any other mechanical, electrical, plumbing and fire protection plans and specifications prepared by any Person retained or to be retained by Borrower, the applicable Design Professional or General Contractor, approved in writing by Lender and the Construction Consultant (such approval not to be unreasonably withheld, conditioned or delayed), in each case, as the same may be amended by Change Orders applicable thereto that are permitted under this Agreement.

"***Person***" means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization, and any Governmental Authority.

"***Soft Costs***" means, collectively, all costs and expenses set forth in the Hotel Project Budget which are denominated therein as "soft costs."

**DISBURSEMENTS FROM THE *HOTEL CAPITAL EXPENDITURE RESERVE ACCOUNT***

1. Promptly following Lender's approval of the Hotel Project Documents, provided that no Event of Default has occurred and is continuing, Lender shall deposit that portion of PIP Project Loan Proceeds necessary to meet the timing and amount of anticipated draws by Borrower to be requested in accordance with the Draw Schedule to be agreed between Borrower and Lender prior to commencement of the Hotel Project. Lender will only disburse funds from the Hotel Capital Expenditure Reserve Account for the payment of costs and expenses incurred in connection with an applicable Approved Capital Expenditure and in accordance with the Draw Schedule. With the prior approval of Lender, such approval not to be unreasonably withheld, conditioned or delayed, any cost savings realized in any approved line item within the Hotel Project Budget may be reallocated by Borrower to any other line item within the Hotel Project Budget.

2. Disbursements from the Hotel Capital Expenditure Reserve Account will be made from time to time as construction progresses on the Hotel Project in accordance with the Draw Schedule, but not more frequently than once in any thirty (30) day period and in an amount not less than $250,000, upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender (together with evidence required by Lender to evidence satisfaction of the conditions set forth in this Schedule at least ten (10) days prior to the date on which Borrower requests such payment be made and specifies the Approved Capital Expenditures for which such payment is requested; (b) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default or Balancing Event then exists (which would otherwise be cured by the disbursement); (c) Borrower shall have delivered to Lender copies of all material applicable agreements, purchase orders, bills, invoices, receipts and other documentation reasonably

required by Lender with respect to the Approved Capital Expenditures for which the disbursement is sought; (d) Lender shall have (v) approved of all Plans and Specifications for the Approved Capital Expenditures in its reasonable discretion; (w) received copies of all necessary Hotel Project Permits and evidence that the same are in full force and effect; (x) approved of all material Hotel Project Documents relating to the Hotel Project (such approval not to be unreasonably withheld, conditioned, or delayed), (y) received a list and copies of all applicable Hotel Project Documents then available, and (z) received a Design Professional Consent from each Design Professional and a General Contractor Consent from each General Contractor for the Hotel Project for which such disbursement is sought, if any; (e) at Lender's option for disbursements of $250,000 or greater, Borrower shall furnish Lender with a title search indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender; (f) Lender shall have received a certificate of Borrower with respect to any construction work on the Property constituting the Approved Capital Expenditures to be funded by such disbursement (1) certifying that whatever portion of such work has been completed to date has been completed in a good and workmanlike manner in accordance with all applicable Legal Requirements, (2) including a copy of any applicable Hotel Project Permit or other approval by any Governmental Authority required to commence the applicable Approved Capital Expenditures, (3) including copies of all material bills, invoices, receipts and other documentation requested by Lender to be reimbursed or paid by such disbursement, (4) identifying each Person that supplied materials or labor in connection with the Approved Capital Expenditures to be funded by the requested disbursement, (5) certifying that each such Person has been paid in full or will be paid in full in respect of such work promptly after receipt of such disbursement, (6) accompanied by conditional (or partial) lien waivers or other evidence of lien release upon payment satisfactory to Lender (any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request)) to the extent receipt of the same is available in the relevant jurisdiction, (7) stating that all prior disbursements have been spent on the expenses for which such disbursements were made, (8) including a reconciliation by Borrower of the progress and cost of the completion of the applicable Hotel Project through the date of the requested disbursement with the applicable Hotel Project Budget, together with a projection of such progress and cost through to Completion of the Approved Capital Expenditures, (9) intentionally omitted, (10) intentionally omitted, and (11) certifying that no Balancing Event then exists and all representations and warranties by Borrower set forth in this Loan Agreement remain true and correct in all material respects, except changes thereto which do not result from a default by Borrower under the Loan Documents, and such certificate shall have been reviewed and approved by Construction Consultant, (g) Lender shall have received an inspection report from the Construction Consultant, satisfactory to Lender, confirming that Borrower has satisfied the conditions to disbursement of such portion of the Hotel Capital Expenditure Reserve Account as set forth in this Loan Agreement and the other Loan Documents, as well as the accuracy of the statements contained in this subsection (f) above, (h) Construction Consultant shall have completed a plan and cost review of the applicable Hotel Project in substance and form reasonably acceptable to

Lender, and (i) Borrower shall have paid or reimbursed all of Lender's outstanding out-of-pocket costs and expenses (including the out-of-pocket costs and expenses of Lender's Construction Consultant) in connection with such disbursement request.

3. If Lender determines in its reasonable discretion that any Approved Capital Expenditure is not being performed in a workmanlike or timely manner or that any Approved Capital Expenditure has not been completed in a workmanlike or timely manner, Lender shall have the option to withhold disbursement for such unsatisfactory Approved Capital Expenditure and to proceed under existing Hotel Project Contracts to complete such Approved Capital Expenditure and to apply any sums in the Hotel Capital Expenditure Reserve Account toward the labor and materials necessary to complete such Approved Capital Expenditure. To facilitate Lender's completion or making of the Approved Capital Expenditures as set forth above, Borrower hereby grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Approved Capital Expenditure and/or employ watchmen to protect the Property from damage, subject to the rights of tenants under leases and guests of the relevant hotels. All sums so expended by Lender, to the extent not from the Hotel Capital Expenditure Reserve Account, shall be deemed to have been advanced under the Loan to Borrower and secured by the Mortgage. For this purpose, Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Approved Capital Expenditures in the name of Borrower following the occurrence of an Event of Default. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (A) to use any funds in the Hotel Capital Expenditure Reserve Account for the purpose of making or completing the Approved Capital Expenditures; (B) to make such additions, changes and corrections to the Approved Capital Expenditures as shall be necessary or desirable to complete the Approved Capital Expenditures as contemplated by the Plans and Specifications; (C) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (D) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property, or as may be necessary or desirable for the completion of the Approved Capital Expenditures, or for clearance of title; (E) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (F) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (G) to do any and every act which Borrower or might do in its own behalf to fulfill the terms of this Loan Agreement.

4. Nothing in this <u>Schedule</u> shall: (A) make Lender responsible for making or completing the Approved Capital Expenditures; (B) require Lender to expend funds in addition to the Hotel Capital Expenditure Reserve Account to make or complete any Approved Capital Expenditures; (C) obligate Lender to proceed with the Approved Capital Expenditures; or (D) obligate Lender to demand from Borrower additional sums to make or complete any Approved Capital Expenditures.

5. Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's Construction Consultant, engineer, architect, or inspector) or third parties making Approved Capital Expenditures pursuant to this Schedule to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases

and hotel guests) and upon reasonable advance written notice if no Event of Default is then continuing (it being agreed two (2) business days is reasonable advance notice) to inspect the progress of any Approved Capital Expenditures and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Approved Capital Expenditures which are or may be kept at the Property, and complete any Approved Capital Expenditures made pursuant to this Schedule. Borrower shall use commercially reasonable efforts to cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections or completion of Approved Capital Expenditures described in this Schedule. Borrower shall cooperate with the Lender and Lender's agents and representatives (including the Construction Consultant) in such inspections, examinations, and completions.

6. Lender may require an inspection of the Property at Borrowers' expense prior to making a disbursement from the Hotel Capital Expenditure Reserve Account for disbursements in excess of $250,000 in order to verify completion of the Approved Capital Expenditures for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Hotel Capital Expenditure Reserve Account. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

7. The Approved Capital Expenditures and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialmen's or other Liens, subject to Borrower's right to contest same in accordance with applicable laws after such Liens have otherwise been bonded or insured over by endorsement to Lender's title policy to Lender's satisfaction.

8. All Approved Capital Expenditures shall comply with all applicable Legal Requirements of all Governmental Authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters in all material respects.

9. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Approved Capital Expenditure. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.

10. It shall be an Event of Default under this Loan Agreement if Borrower fails to comply with any provision of this Schedule and such failure is not cured within thirty (30) days after written notice from Lender. Upon the occurrence of an Event of Default, Lender may use

the funds in the Hotel Capital Expenditure Reserve Account (or any portion thereof) for any purpose, including but not limited to completion of the Approved Capital Expenditures, or for any other repair or replacement to the Property or toward payment of the Obligations in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Hotel Capital Expenditure Reserve Account shall be in addition to all other rights and remedies provided to Lender under this Loan Agreement and the other Loan Documents.

11. The insufficiency of any balance in the Hotel Capital Expenditure Reserve Account shall not relieve Borrower, its Property manager or any of its affiliates from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

# <u>SCHEDULE A</u>

**Draw Schedule**

**[To be attached]**